Regions Morgan Keegan Select Funds

Supplement dated October 15, 2008 to the Prospectus dated April 1, 2008, as supplemented on July 29, 2008

The following supplements certain information contained in the above-dated Prospectus for Regions Morgan Keegan Select Money Market Fund (the “Money Market Fund”), a series of Regions Morgan Keegan Select Funds (the “Trust”). It should be retained and read in conjunction with the Prospectus.

The following information supplements the disclosure in the Prospectus referenced above:

The Money Market Fund has been accepted as a participant in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds. Under the Program, the U.S. Treasury Department will guarantee to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995. Participation in the Program through its initial termination date of December 18, 2008 requires a payment to the U.S. Treasury Department in an amount equal to 0.01% of the net asset value of the Money Market Fund as of September 19, 2008. This expense will be borne by Morgan Asset Management, Inc., the Money Market Fund’s adviser.

The Program provides coverage to shareholders of the Money Market Fund for amounts that they held in the Money Market Fund as of the close of business on September 19, 2008. Any increase in the number of shares of the Money Market Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the Money Market Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, the shares covered by the guarantee will be the lesser of (i) the number of shares held as of close of business on September 19, 2008 or (ii) the number of shares held on the date the guarantee is triggered.

Under the terms of the Program, if the guarantee is triggered, the Board of Trustees of the Trust (the “Board”) will be required to initiate the actions necessary under applicable state and federal law to commence the liquidation of the Money Market Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

The Program is designed to address temporary dislocations in the credit markets. The initial term of the Program expires on December 18, 2008, after which the Secretary of the Treasury has the option to renew the Program through the close of business on September 18, 2009. If the Program is extended, the Board will consider whether the Money Market Fund should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov. Neither this Prospectus Supplement, the above-referenced Prospectus nor the Money Market Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

Regions Morgan Keegan Select Funds
50 North Front Street
Memphis, TN 38103
800-366-7426

www.rmkfunds.com

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